SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[x]  Definitive Additional Materials

Enterprise Financial Services Corp
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:
____________________________________________________________________________________
2)  Aggregate number of securities to which transaction applies:
3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)  Proposed maximum aggregate value of transaction:
____________________________________________________________________________________
5)  Total fee paid:
[_] Fee paid previously with preliminary materials:
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
____________________________________________________________________________________
      1) Amount previously paid:
____________________________________________________________________________________
      2) Form, Schedule or Registration Statement No.:
____________________________________________________________________________________
      3) Filing Party:
____________________________________________________________________________________
      4) Date Filed:

EXPLANATORY NOTE

The following communications were released today by Enterprise Financial Services Corp in connection with its 2010 Annual Meeting of shareholders:

1.     Email reminder to certain shareholders and employee shareholders of the registrant.

2.     Script of telephone conversation with certain shareholders of the registrant

Email reminder

Again this year we’re not mailing printed annual reports and proxy statements. This reduces our cost and it’s environmentally-friendly as well. Instead, you should have received in the mail a notice that our proxy materials are available online. Or, if your shares are held by a broker, the notice was sent to your broker. That notice provides a control number and a website that enables you to vote your shares electronically.

If your shares are held by a broker or advisor, please contact them for voting instructions. Your broker cannot vote your shares on either of the proposals at the meeting this year without your instructions because of changes in regulations governing broker voting.

Otherwise, if you haven’t received your notice or have misplaced it, please contact Jil Lake at (314) 810-3636.

If you received more than one notice, your shares are held in more than one account and you need to vote separately for each notice. Remember to have your control numbers handy when you log on to vote.

If you haven’t done so already, please take a moment and vote. Your vote is important no matter how many shares you own.

Script for telephone conversation with certain shareholders

I’m calling to make sure you received our notice in the mail about our annual shareholders meeting and proxy voting instructions. We hope you can join us if your schedule permits. Did you receive a notice?

* If did not receive or doesn’t remember, ask if shares are held by broker.
- If yes, encourage to call broker for voting instructions.
- If shares not held by broker, ask to contact Jil Lake at (314) 810-3636.

* If received notice, ask if voted yet.
- If yes, thank
- If no, encourage to vote soon, remind to have control number handy

This year it’s especially important to vote. Changes in regulations governing broker voting mean that brokers cannot vote your shares for either of the proposals before shareholders this year unless you provide them instructions by. Before, brokers could vote shares for their clients without instructions and many shareholders relied on their brokers to vote for them.

We appreciate your taking the time to vote.